UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 20, 2021.

THE BOEING COMPANY	Meeting Information

For Shareholders as of the close of business on: February 19, 2021

Date: April 20, 2021 Time: 9:00 A.M. CT

Location: www.virtualshareholdermeeting.com/BA2021

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/BA2021 and be sure to have the 16-digit number that is printed on this notice in the box marked by the arrow

THE BOEING COMPANY C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735	You are receiving this communication because you hold common stock of The Boeing Company.

This is not a ballot. You cannot use this notice to vote. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of The Boeing Company’s 2021 Annual Meeting of Shareholders and Proxy Statement and the Annual Report for the year-ended December 31, 2020

How to View Online:

Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) and visit www.proxyvote.com, or use your smartphone to scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 16-digit number that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet:
Before The Meeting:

Go to www.proxyvote.com or scan the QR Barcode above using your smartphone. Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. The deadline to vote by Internet before the meeting is 10:59 p.m. CT on Monday, April 19, 2021.

During The Meeting:
Go to www.virtualshareholdermeeting.com/BA2021. Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following 10 director nominees:

1. Election of Directors

1a. Robert A. Bradway

1b. David L. Calhoun

1c. Lynne M. Doughtie

1d. Edmund P. Giambastiani Jr.

1e. Lynn J. Good

1f. Akhil Johri

1g. Lawrence W. Kellner

1h. Steven M. Mollenkopf

1i. John M. Richardson

1j. Ronald A. Williams

COMPANY PROPOSALS: The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Approve, on an Advisory Basis, Named Executive Officer Compensation.

3.	Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2021.

SHAREHOLDER PROPOSALS: The Board of Directors recommends you vote AGAINST proposals 4 and 5.

4.	Additional Report on Lobbying Activities.

5.	Written Consent.

NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2021 Annual Meeting of Shareholders or any other adjournment or postponement thereof.